CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXECUTION VERSION

THIS THIRD AIRCRAFT LEASE AMENDMENT AGREEMENT (this “Amendment
Agreement”) is made on 2 August 2019.

BETWEEN

(1)	SAPPHIRE AVIATION FINANCE I (UK) LIMITED, a company incorporated under the applicable laws of England, and having its registered office at 3rd Floor, Suite 2, 11-12 St.
James’s Square, London, SW1Y 4LB, England (the “Lessor”); and

(2)
MIAT MONGOLIAN AIRLINES, a joint stock company organized and existing under the laws of Mongolia and having its principal place of business at ChingissKhaan International airport, Buyant-Ukhaa -45, Ullanbaatar, Mongolia (“Lessee”).

Lessor and Lessee each a “Party”, collectively, the “Parties”.

BACKGROUND

(A)
CIT Capital Aviation (UK) Limited (“Original Lessor”) and Lessee entered into an Aircraft Lease Agreement, dated as of 28 January 2008 (as amended, novated, restated, assigned or supplemented from time to time including by the lease supplement dated as of 21 April 2008 between Original Lessor and Lessee, the aircraft lease amendment agreement dated 22 December 2014 between Original Lessor and Lessee, the Novation and Amendment Agreement dated 26 July 2018 between Original Lessor and Lessee, the Amendment to Aircraft Lease Agreement dated 20 November 2018 between Lessor and Lessee, and each of the other Lease Documents (as defined below), the “Lease”), pursuant to which Lessor, as assignee and successor of Original Lessor, has leased to Lessee one (1) Boeing 737-800 aircraft bearing manufacturer’s serial number 29922 and Irish registration mark EI-CSG together with two (2) CFM56-7B24 engines bearing manufacturer’s serial numbers 890420 and 890421, (collectively, the “Aircraft”).

(B)	The Parties now wish to amend the Lease subject to the terms and conditions set out herein.

IT IS NOW AGREED

1    DEFINITIONS AND INTERPRETATION

1.1    Except as otherwise defined herein and except where the context requires otherwise, words and expressions which are defied in the Lease (whether expressly or by incorporation therein) shall have the same respective meanings when used in this Amendment Agreement (including the Recitals).

1.2    The rules of interpretation set out in Section 1 (Definitions and Interpretation) of the Lease shall apply to this Amendment Agreement as if set out in full therein provided that references therein to the
“Lease” shall be construed as references to this Amendment Agreement.

2    AMENDMENTS TO THE LEASE

With effect from the date hereof, the Lease shall be amended as follows:

2.1    Definitions

Appendix 1 shall be amended as follows:

(i)    In the definition of “Operative Document(s)” the words “the Third Aircraft Lease
    Amendment Agreement” shall be inserted after “the Lease”.

(ii)    The following new definitions shall be inserted:

““Third Aircraft Lease Amendment Agreement” means the aircraft lease amendment agreement dated on or about 2 August 2019 between Lessor and Lessee with respect to the Aircraft.”

2.2    Return Conditions

Upon receipt by Lessor of US$ [ ] in cleared funds, on an after-tax basis, (the “Buyout Amount”) on or before the Return, the Lease shall be amended as follows:

2.2.1    Section 12.8(d)(ii) shall be deleted in its entirely and replaced as follows:

“with respect to Time Controlled Parts, have not accumulated more time since new (and time since Overhaul if such replaced Part has previously been overhauled) more than one hundred and ten per cent (110%) of the time since new (or time since Overhaul as the case may be) of that of the replaced Part, except for the Time Controlled Parts listed in Exhibit A of the Third Aircraft Lease Amendment Agreement, including other Time Controlled Parts which are replaced after the date of the Third Aircraft Lease Amendment Agreement, due to subsequent, (i)AMM requirements, (ii) MPD requirements, or (iii) to support AOG operations as demonstrated by Lessee.”

2.2.2    Section 1.2 of Appendix 2E (Return Conditions) shall be deleted in its entirely and replaced as follows:

“Exterior washing and interior cleaning of the Aircraft shall not be required.”

2.2.3    The following wording shall be added at the end of Section 1.5 of Appendix 2E (Return
Conditions):

“In the event that the Scheduled Termination Date is not extended to March 2020, the Lessee shall not be required to make the modification to the Controller-Pilot Data Link Communications and ADS B-Out which becomes effective so as to comply with the relevant EASA requirements in force at the relevant time.”

2.2.4    Section 2 (Paint) of Appendix 2E (Return Conditions) shall be deleted in its entirely and replaced as follows:

“The Aircraft fuselage, engine cowls and outboard main wheel covers shall be accepted by Lessor in an “as-is” condition. All required placards and markings shall be in the English language and shall be replaced if not in English, or if deteriorated from the condition at Delivery.”

2.2.5    Section 3 (Airframe) of Appendix 2E (Return Conditions) shall be deleted in its entirely and replaced as follows:

“Immediately prior to Return, the Aircraft shall have completed an A-Check in accordance with the Airframe Manufacturer’s MPD, without any deferred items. The A-Check shall be performed by an Approved Maintenance Organization approved by Lessor. Lessee shall give Lessor not less than ten (10) Business Days’ prior written notice of the commencement date of such A-Check.”

2.2.6    Section 4.2 of Appendix 2E (Return Conditions) shall be deleted in its entirely and replaced as follows:

“Lessee may return the Aircraft to Lessor at Return with visible crazing and delaminations on the cockpit windows. The cockpit windows shall not have any other defects that exceed allowable limits set forth in the Manufacturer’s Repair Manual.”

2.2.7    Section 4.3 of Appendix 2E (Return Conditions) shall be deleted in its entirely and replaced as follows:

“Lessee may return the Aircraft to Lessor at Return with visible crazing and delaminations on the passenger compartment windows.”

2.2.8    Section 4.4 of Appendix 2E (Return Conditions) shall be deleted in its entirely and replaced as follows:

“All equipment and furnishings in the interior of the Aircraft that are defective, damaged, or excessively worn shall be repaired in accordance with the Manufacturer's recommended repair procedures, or replaced by Lessee, with the exception of the (i) cabin passenger seats, (ii) cushions, (iii) carpets and (iv) curtains, only which shall be returned in “as is” condition.”

2.2.9    Section 5.2 of Appendix 2E (Return Conditions) shall be deleted in its entirely and replaced as follows:

“(a) In respect of the Engine with Engine Serial Number 890420, each Engine Life Limited Part shall have a minimum of twenty (20) Cycles remaining to the Engine Manufacturer’s then- published life limit for each such Engine Life Limited Part (based on twenty four thousand pounds (24,000 lbs) of thrust).

(b) In respect of the Engine with Engine Serial Number 890421, each Engine Life Limited Part shall have a minimum of four hundred (400) Cycles remaining to the Engine Manufacturer’s then-published life limit for each such Engine Life Limited Part (based on twenty four thousand pounds (24,000 lbs) of thrust).”

2.2.10    The following wording shall be added at the end of the Section 6.1 of Appendix 2E (Return
Conditions):

“Such redelivery flight check can be performed as part of the Lessee’s ferry flight to the Redelivery Location (the Redelivery Location being Marana, Arizona, unless otherwise notified to the Lessee, in the sole discretion of the Lessor). In such case, all discrepancies found during such redelivery check flight which exceed or are outside the Manufacturer’s Repair Manual allowable limits shall be corrected by Lessee at Lessee’s expense, or, Lessor and Lessee may elect at Redelivery that Lessee pay financial compensation (in an amount to be reasonably agreed between Lessor and Lessee) to Lessor in lieu of resolving such discrepancies.”

For avoidance of doubt, if the Buyout Amount is not timely received by Lessor, the amendment referred to in this Section 2 shall be of no force or effect.

3    CONDITIONS PRECEDENT

3.1    The transactions contemplated herein are subject to satisfaction of the following:

(a)    each of the representations and warranties of Lessee in Section 4.1 below shall be true and correct as of the effective time of this Amendment Agreement; and

(b)    receipt of evidence of all corporate action and approvals required to carry out the transactions contemplated herein

4    REPRESENTATIONS AND WARRANTIES

4.1    Lessee Representations. On the date hereof, Lessee represents and warrants to Lessor:

(a)    Status. It is a corporation duly incorporated and validly existing under the laws of the
Jurisdiction of where it has been incorporated and has the power to own its assets and carry on its business as it is now being conducted and to enter into this Amendment Agreement and perform its obligations hereunder;

(b)    No Conflict. The execution and delivery by Lessee of this Amendment Agreement, the consummation of such transactions contemplated herein and compliance with the terms and provisions hereof:

(i)    are within its corporate powers;

(ii)    do not and will not result in a violation of such party’s charter, by laws or other organisational or constitutional documents as currently in effect; and

(iii)    do not and will not conflict with or result in a breach of any term or provision of, or constitute a default under, or result in the imposition of a Lien upon this
Amendment Agreement under any indenture, mortgage, or other agreement or instrument to which Lessee is a party or by which it or any of its properties, is or may be bound, or any existing applicable Law, rule, or regulation, or any judgment, order or decree of any Governmental Authority having jurisdiction over Lessee or any of its properties;

(c)    Legal Validity. This Amendment Agreement has been duly authorised, executed and delivered by Lessee and constitutes legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, reorganisation and other laws of equity (regardless of whether such proceeding is considered a proceeding in equity or law);

(d)    Consents. Lessee has received every consent, approval or authorisation of, and has given every notice to, each Governmental Authority having jurisdiction with respect to the execution, delivery, validity, enforceability, admissibility into evidence or performance of this Amendment Agreement, and to perform the transactions contemplated hereby and each such consent, approval or authorisation is valid and effective and has not been revoked and there has been no default in the observance of any of the conditions or restrictions (if any)
imposed in, or in connection with, any of the same;

(e)    No Claims. Lessee is not aware of any claims or actions under the Lease pending or threatened against Lessor by Lessee;

(f)    No Event of Loss. No Event of Loss or event which with the passage of time would become an Event of Loss has occurred; and

(g)    No Default. No Default or Event of Default has occurred and is continuing or might result from the entry into or performance of this Amendment Agreement by Lessee.

4.2    Lessor Representations. On the date hereof, Lessor represents and warrants to Lessee:

(a)    Status. It is a corporation duly incorporated and validly existing under the laws of the jurisdiction of where it has been incorporated and has the power to own its assets and carry on its business as it is now being conducted and to enter into this Amendment Agreement and perform its obligations hereunder;

(b)    No Conflict. The execution and delivery by Lessor of this Amendment Agreement, the consummation of such transactions contemplated herein and compliance with the terms and provisions hereof

(i)    are within its corporate powers;

(ii)    do not and will not result in a violation of such party’s articles of association, by laws or other organisational or constitutional documents as currently in effect; and

(iii)    do not and will not conflict with, or result in a breach of any term or provision of, or constitute a default under, or result in the imposition of a Lien upon this
Amendment Agreement under any indenture, mortgage, or other agreement or instrument to which Lessor is a party or by which it or any of its properties, is or may be bound, or any existing applicable Law, rule, or regulation, or any judgment, order or decree of any Governmental Authority having jurisdiction over Lessor or any of its properties,

(c)    Legal Validity. This Amendment Agreement has been duly authorised, executed and delivered by Lessor and constitutes legal, valid and binding obligations of Lessor, enforceable against Lessor in accordance with its terms, except as its enforceability may be limited by bankruptcy, insolvency, reorganisation and other laws of equity (regardless of whether such proceeding is considered a proceeding in equity or law); and

(d)    Consents. Lessor has received every consent, approval or authorisation of, and has given every notice to, each Governmental Authority having jurisdiction with respect to the execution, delivery, validity, enforceability, admissibility into evidence or performance of this Amendment Agreement, and to perform the transactions contemplated hereby and each such consent, approval or authorisation is valid and effective and has not been revoked and there has been no default in the observance of any of the conditions or restrictions (if any)
imposed in, or in connection with, any of the same.

5    MISCELLANEOUS

5.1    Governing Law. This Amendment Agreement (including any non-contractual obligations arising out of or in connection with the same) shall be governed by and construed in accordance with the laws of England. The provisions of section 26 (Law and Jurisdiction) of the Lease will be deemed to be set out herein mutatis mutandis in their entirety but as if any reference to “this Lease” were a reference instead to this Amendment Agreement.

5.2    Notices. The provisions of section 27.18 (Notices) of the Lease shall apply to this Amendment
Agreement as if set out herein in full, mutatis mutandis in their entirety but as if any reference to “this
Lease” were a reference instead to this Amendment Agreement.

5.3    Counterparts. This Amendment Agreement may be executed simultaneously in two or more counterparts and by different parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.4    Delivery of Documents by Electronic Means. Delivery of an executed counterpart of this
Amendment Agreement by fax or other electronic image file will be deemed as effective as delivery of an originally executed counterpart. Any Party delivering an executed counterpart of this Amendment
Agreement by fax or other electronic image file will also deliver an originally executed counterpart, but the failure of any Party to deliver an originally executed counterpart of this Amendment Agreement will not affect the validity or effectiveness of this Amendment Agreement.

5.5    Operative Document. This Amendment Agreement shall be deemed to be an “Operative Document”
for the purposes of and as defined in the Lease.

5.6    No Further Amendment. Save as amended and supplemented by this Amendment Agreement, each of the Parties hereto acknowledges and agrees that the provisions of the Lease shall continue and remain in full force and effect in all respects and the Lease and this Amendment Agreement shall be read and construed together.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS whereof the parties hereto have caused this Amendment Agreement to be duly executed on the date first above written.

The Lessor

SAPPHIRE AVIATION FINANCE I (UK) LIMITED

By: _______________________________

Name: ____________________________

Title: Director

The Lessee

MIAT MONGOLIAN AIRLINES

By: ______________________________

Name: ____________________________

Title: President and CEO

By: _______________________________

Name: ____________________________

Title: Senior Vice President

- Signature Page -
MIAT Mongolian Airlines
Third Aircraft Lease Amendment Agreement
Boeing 737-800 MSN 29922
18172098v1

Exhibit A

Time Controlled Parts

MIAT Mongolian Airlines
Third Aircraft Lease Amendment Agreement
Boeing 737-800 MSN 29922

El-CSG Hard Time Status

Date:	25-Apr-19
TSN:	51634
CSN:	29794

MPD	Description	Task	P/N	S/N	Position	Last check	Interval	Next Due	Remain	Certificates
21-100-00	Clean the primary and secondary heat exchangers.	RST	/	/		/	0	0	0	ARL
						28948	2000 FC	30948	1154
						30-Jul-18	1 Yr	30-Jul-19	96
	Cylinder HST	HST	4A3904-5	IY18142	FWD LH	/	0	0	0	Indicating DOM info
						/	0	0	0
						1-Dec-17	5 Yrs	29-Nov-22	1314
	Cylinder Discard	DIS	4A3904-5	IY18142	FWD LH	/	0	0	0	NEW
						/	0	0	0
						1-Jan-11	15 Yrs	25-Dec-25	2436
25-410-00	Discard the smoke hoods at the manufacturer’s	DIS	802300-14	E14120555	COCKPIT	/	0	0	0	NEW
						/	0	0	0
						1-Dec-14	10 Yrs	1-Dec-24	2047
25-410-00	Discard the smoke hoods at the manufacturer’s	DIS	802300-14	E10100293	FWD ATT	/	0	0	0	NEW
						/	0	0	0
						1-Oct-10	10 Yrs	1-Oct-20	525
25-410-00	Discard the smoke hoods at the manufacturer’s	DIS	802300-14	E10100294	FWD ATT	/	0	0	0	NEW
						/	0	0	0
						1-Oct-10	10 Yrs	1-Oct-20	525
25-410-00	Discard the smoke hoods at the manufacturer’s	DIS	E28180-20-0006	ASEF02138	AFT ATT	/	0	0	0	NEW
						/	0	0	0
						1-Jun-16	10 Yrs	28-May-26	2590
25-410-00	Discard the smoke hoods at the manufacturer’s	DIS	802300-14	E10100295	AFT ATT	/	0	0	0	NEW
						/	0	0	0
						1-Oct-10	10 Yrs	1-Oct-20	525
25-410-00	Discard the smoke hoods at the manufacturer’s	DIS	802300-14	E12110362	AFT ATT	/	0	0	0	NEW
						/	0	0	0
						1-Nov-12	10 Yrs	28-Oct-22	1282
25-410-00	Discard the smoke hoods at the manufacturer’s	DIS	E28180-10	A5CF84037	AFT ATT	/	0	0	0	NEW
						/	0	0	0
						1-Jul-17	10 Yrs	27-Jun-27	2985
25-430-00	Restore the medical kits	RST	509278	0004	FWD	/	0	0	0	NEW
						/	0	0	0
						31-Jan-19	1 Yr	31-Jan-20	281
26-MNG-03	Restore engine fire bottles by hydrostatic testing	RST	33700002	27334D1	ENG 2	/	0	0	0	Overhauled indicating DOM info
						/	0	0	0
						7-Mar-17	5 Yrs	5-Mar-22	1045
26-290-00	Inspect lavatory waste compartment fire bottles for correct weight	DET	30100022-33	NSN	Lav A	/	0	0	0	ARL
						/	0	0	0
						20-Mar-17	5 Yrs	18-Mar-22	1058
26-290-00	Inspect lavatory waste compartment fire bottles for correct weight	DET	30100022-33	NSN	Lav D	/	0	0	0	ARL
						/	0	0	0
						20-Mar-17	5 Yrs	18-Mar-22	1058
26-290-00	Inspect lavatory waste compartment fire bottles for correct weight	DET	30100022-33	NSN	Lav E	/	0	0	0	ARL
						/	0	0	0
						20-Mar-17	5 Yrs	18-Mar-22	1058
26-MNG-05	Restore cargo compartment fire bottle by hydrostatic	RST	34600010-28	39095F1	CARGO	/	0	0	0	Overhauled indicating DOM info
						/	0	0	0
						17-Apr-18	5 Yrs	15-Apr-23	1451
26-470-00	Inspect the portable water fire exting for condition	DET	892480	30925	RH	/	0	0	0	NEW
						/	0	0	0
						19-Feb-19	1 Yr	19-Feb-20	300
26-MNG-07	Restore portable water fire extinguisher by HST	RST	892480	30925	RH	/	0	0	0
						/	0	0	0
						2-Oct-15	5 Yrs	29-Sep-20	523
35-040-00	Discard the flight crew oxygen cylinder	DIS	801307-00	539114	Crew	/	/	/	/	Inspected Indicating DOM info
						/	/	/	/
						1-Jun-05	15 Yrs	1-Jun-20	403
35-MNG-01	Restore flight crew oxygen cylinder by hydrostatic testing	HST	801307-00	539114	Crew	/	0	0	0	Inspected Indicating DOM info
						/	0	0	0
						1-Jul-17	60 Mo	1-Jun-20	403
35-MNG-02	Restore portable oxygen cylinders by hydrostatic	OH	5500-A1A-BF23A	563232	MID	/	0	0	0	Overhauled Indicating DOM info
						/	0	0	0
						27-Mar-15	5 Yrs	24-Mar-20	334
35-MNG-02	Restore portable oxygen cylinders by hydrostatic	OH	5500-A1A-BF23A	135088	MID	/	0	0	0	Overhauled Indicating DOM info
						/	0	0	0
						30-Jun-17	5 Yrs	28-Jun-22	1160

Exhibit A to Second Lease Amendment (29922) 2019-07-24